Purchase commitments, contingent liabilities and other	12 Months Ended
Mar. 31, 2026
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Purchase commitments, contingent liabilities and other
32.	Purchase commitments, contingent liabilities and other

(1)	Loan commitments
Subsidiaries in the Financial Services business have lines of credit in accordance with loan agreements with their customers. As of March 31, 2025, the total unused portion of the lines of credit extended under these contracts was
27,564
million yen. As a result of the execution of the Partial Spin-off of the Financial Services business, SFGI, which operates the Financial Services business, has been excluded from consolidation. Therefore, loan commitments are presented only as of March 31, 2025.

(2)	Purchase commitments
Purchase commitments for property, plant and equipment and intangible assets (excluding content assets) as of March 31, 2025 and 2026 amounted to 205,881 million yen and 84,969 million yen, respectively.
In addition to the above, Sony has purchase commitments for goods and services. There are no purchase commitments that are individually material to Sony, except for the following.
Purchase commitments in the G&NS segment as of March 31, 2025 and 2026 amounted to 43,202 million yen and 33,691 million yen, respectively. The major components of these are long-term contracts for the development, distribution and publishing of game software. These contracts cover various periods mainly within four years and three years from the end of each period, respectively.
Purchase commitments in the Music segment as of March 31, 2025 and 2026 amounted to 283,211 million yen and 342,183 million yen, respectively. The major components of these are contracts with recording artists, songwriters and production and sales companies of music software and videos for the future production, distribution and/or licensing of music products. These contracts cover various periods mainly within four years from the end of each period.
Purchase commitments in the Pictures segment as of March 31, 2025 and 2026, amounted to 197,999 million yen and 184,667 million yen, respectively. The major components of these are agreements with creative talent for the development and production of motion pictures and television programming as well as agreements with third parties to acquire completed motion pictures, or certain rights therein, and to acquire the rights to broadcast certain live action sporting events. These agreements cover various periods mainly within four years and three years from the end of each

period, respectively.

Sony has entered
 into purchase contracts for materials. As of March 31, 2025 and 2026, Sony has committed to make payments of 152,356 million yen and 78,058 million yen, respectively, under such contracts.
Sony has entered into long-term contracts for the use of certain IT services. As of March 31, 2025 and 2026, Sony has committed to make payments of 251,478 million yen and 217,792 million yen, respectively, under such contracts.

(3)	Litigation
Sony Group Corporation and certain of its subsidiaries are defendants or otherwise involved in pending legal and regulatory proceedings. However, based upon the information currently available, Sony believes that the outcome from such legal and regulatory proceedings would not have a material impact on Sony’s results of operations and financial position.

(4)	Guarantees
Sony has issued guarantees that contingently require payments to guaranteed parties if certain specified events or conditions occur. The maximum potential amount of future payments under these guarantees as of March 31, 2025 and 2026 amounted to 4,161 million yen and 4,073 million yen, respectively.